SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   January 7, 2011

TARA GOLD RESOURCES CORP.

(Name of Small Business Issuer in its charter)

            Nevada

      000-29595

     90-0316566

     (State of incorporation)

(Commission File No.)

      (IRS Employer

      Identification No.)

2162 Acorn Court

Wheaton, IL 60187

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:     (630)-462-2079

                                          N/A

 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

The Company has prepared its 10-Q report for the period ended September 30, 2010.  The 10-Q report is being reviewed by the Company’s independent public accountants and legal counsel.  The Company plans to file the 10-Q report during the week of January 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 7, 2011

TARA GOLD RESOURCES CORP.

                                                                                                 By:  /s/ Francis R. Biscan

                                                                                 Francis Richard Biscan, Jr., President

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